SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2004


                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
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             (Exact name of Registrant as specified in its Articles)

                        III-A: 0-18302           III-A: 73-1352993
                        III-B: 0-18636           III-B: 73-1358666
                        III-C: 0-18634           III-C: 73-1356542
                        III-D: 0-18936           III-D: 73-1357374
                        III-E: 0-19010           III-E: 73-1367188
  Oklahoma              III-F: 0-19102           III-F: 73-1377737
----------------        --------------           -----------------
(State or other        (Commission              (I.R.S. Employer
jurisdiction of          File No.)               Identification)
incorporation or
organization)



                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 583-1791





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ITEM 5:   OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Energy Income Limited Partnership III-A, Geodyne Energy Income Limited Partnership III-B, Geodyne Energy Income Limited Partnership III-C, Geodyne Energy Income Limited Partnership III-D, Geodyne Energy Income Limited Partnership III-E, and Geodyne Energy Income Limited Partnership III-F, (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about February 4, 2004, and a chart showing, on a per-unit basis, the 2003 Year-End Estimated Valuations for the Partnerships.

      Jay-Little Escambia Creek Field Unit. The Geodyne Energy Income Limited Partnership III-D (the "III-D Partnership") and Geodyne Energy Income Limited Partnership III-E (the "III-E Partnership") own working interests in the Jay-Little Escambia Creek Field Unit, located in Santa Rosa County, Florida (the "Jay-Lec Field")

      As noted on the chart attached as Exhibit 99.1 to this Current Report on Form 8-K, the 2003 Year End Estimated Values for the III-D and III-E Partnerships declined from the 2002 Year End Estimated Values. This decline is primarily due to the Jay-Lec Field. Additional review of the Jay-Lec Field indicates that additional costs are likely to be incurred in the plugging and abandonment of wells located in the Field over the next several years, resulting in a material reduction in the current estimates of the economic value of the Jay-Lec Field. Assuming prices in effect at the time of the filing of the Partnerships' September 30, 2003 Quarterly Report on Form 10-Q, this reduction would lower the net present value of total Partnership reserves by approximately 5% for the III-D Partnership and 16% for the III-E Partnership.

ITEM 7:   EXHIBITS

20.1 Form of letter to be sent to the limited partners of the Partnerships on or about February 4, 2004.

99.1     Chart  showing  on  a  per-unit  basis  the  2003  Year-End   Estimated
         Valuations for the Partnerships.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Geodyne Energy Income Limited Partnership III-A Geodyne Energy Income Limited Partnership III-B Geodyne Energy Income Limited Partnership III-C Geodyne Energy Income Limited Partnership III-D Geodyne Energy Income Limited Partnership III-E Geodyne Energy Income Limited Partnership III-F

                                By:  GEODYNE RESOURCES, INC.
                                     General Partner

                                //s// Dennis R. Neill
                                -----------------------------
                                Dennis R. Neill
                                President

DATE: February 4, 2004